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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     JANUARY 4, 1999
                                                --------------------------------

                          SHAMAN PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      0-21022                  94-3095806
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


213 EAST GRAND AVE., SOUTH SAN FRANCISCO, CALIFORNIA               94080
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (650) 952-7070
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.


          Stephanie C. Diaz, Vice President and Chief Financial Officer of Shaman Pharmaceuticals, Inc., resigned effective January 4, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              SHAMAN PHARMACEUTICALS, INC.



DATE: January 11, 1999                        By: /s/ Lisa A. Conte
                                                 -------------------------------
                                                  Lisa A. Conte, President and
                                                  Chief Executive Officer